NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE HOLDER OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	NAKED BRAND GROUP INC. (formerly Search By Headlines.com Corp.), having an address at 2 – 34346 Manufacturers Way, Abbotsford, BC V2S 7M1

(“NBGI”)

AND:	NAKED INC. (formerly Naked Boxer Brief Clothing Inc.), having an address at 2 – 34346
Manufacturers Way, Abbotsford, BC V2S 7M1
(“Naked” and, together with NBGI, the “Issuers”)

PURCHASE OF CONVERTIBLE NOTES

1.           Subscription

1.1          On the basis of the representations and warranties and subject to the terms and conditions set forth in this subscription agreement (this “Agreement”), the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase a convertible note from NBGI and a note from Naked, in the form attached hereto as Exhibit “C” (the “Note”), in the aggregate principal amount of USD$75,000 (such subscription and agreement to purchase being the “Subscription”), for the aggregate purchase price of USD$75,000 (the “Subscription Amount”), which is tendered herewith. The principal and interest of the Note are convertible into common shares (the “Conversion Shares”) of NBGI (as set out in the Note). In connection with the issuance of the Note, NBGI will issue to the Subscriber share purchase warrants (the “Warrants”) entitling the Subscriber to purchase common shares of NBGI (as set out in the Warrants). The Note, the Conversion Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities”.

1.2           The Issuers hereby agree to sell the Securities to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Issuers.

1.3           The Subscriber acknowledges that the Securities have been offered as part of an offer by the Issuers of other Securities in an amount as may be determined by the board of directors of the Issuers in their sole discretion (the “Offering”).

1.4           The Subscriber acknowledges that a finder’s fee or a broker’s commission may be paid by the Issuers in connection with this Subscription.

1.5           Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

2.            Payment

2.1           The Subscription Amount must accompany this Subscription and shall be paid in accordance with the Note as instructed by the Agent (as such term is defined in the Note).

3.           Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuers the following documents:

(a)	an executed copy of this Agreement;

(b)	a Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit “A” that starts on page 12;

(c)	a U.S. Investor Questionnaire (the “US Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit “B” that starts on page 14; and

(d)	such other supporting documentation that the Issuers or their legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

3.2           The Subscriber shall complete, sign and return to the Issuers as soon as possible, on request by the Issuers, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.3           All parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuers and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuers and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuers and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.             Conditions and Closing

4.1           The closing of the sale of the Securities to the Subscriber (the “Closing”) shall occur on or before December 24, 2013, or on such other date as may be determined by the Issuers in their sole discretion (the “Closing Date”).

4.2           The Closing is conditional upon and subject to:

(a)	the Issuers having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)

the issue and sale of the Securities being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Securities, or the Issuers having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3           On the Closing Date, the Subscriber acknowledges that the certificates representing the Securities will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuers have accepted this Agreement.

5.             Acknowledgements and Agreements of Subscriber

5.1           The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuers have not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuers and such decision is based entirely upon a review of any public information which has been filed by NBGI with the United States Securities and Exchange Commission (the “SEC”) and any Canadian provincial securities commissions (collectively, the “Public Record”);

(d)

the Subscriber understands and agrees that the Issuers and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaires, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuers;

(e)	there are risks associated with the purchase of the Securities, as more fully described in NBGI’s periodic disclosure forming part of the Public Record;

(f)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuers in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuers;

(g)	finder’s fees or broker’s commissions may be payable by the Issuers to finders who introduce subscribers to the Issuers;

(h)

the books and records of the Issuers were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at their principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(i)

all of the information which the Subscriber has provided to the Issuers is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Issuers with such information;

(j)

the Issuers are entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, and the Subscriber will hold harmless the Issuers from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires;

(k)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuers are not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(l)

the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuers give no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(m)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under applicable provincial securities laws and Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over- the-Counter Markets (“MI 51-105”) of the Canadian Securities Administrators;

(n)

the Issuers have advised the Subscriber that the Issuers are relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities legislation and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities legislation, including the various provincial securities acts, including statutory rights of rescission or damages, will not be available to the Subscriber;

(o)	neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(p)	there is no government or other insurance covering any of the Securities; and

(q)

the Issuers will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws.

6.             Representations, Warranties and Covenants of the Subscriber

6.1           The Subscriber hereby represents and warrants to and covenants with the Issuers (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is a U.S. Person;

(b)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(c)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(e)	the Subscriber has received and carefully read this Agreement;

(f)

the Subscriber is aware that an investment in the Issuers is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(g)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuers and agrees that the Issuers will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuers;

(h)

all information contained in the Questionnaires is complete and accurate and may be relied upon by the Issuers, and the Subscriber will notify the Issuers immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(i)

the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in the Securities with any other person;

(j)

the Subscriber (i) is able to fend for itself in the Subscription, (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iii) has the ability to bear the economic risks of its prospective investment, and (iv) can afford the complete loss of such investment;

(k)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(l)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(m)

offers and sales of any of the Securities to be issued to the Subscriber will be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable securities laws;

(n)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities, or

	(iii)	as to the future price or value of any of the Securities;

(p)

the Subscriber acknowledges and agrees that the Issuers shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Issuers, along with an executed copy of this Agreement:

	(i)	a fully completed and executed Questionnaires in the forms attached hereto as Exhibit “A” and Exhibit “B”, and

	(ii)	such other supporting documentation that the Issuers or their legal counsel may request to establish the Subscriber’s qualification as a qualified investor; and

(q)

by completing: (i) the Canadian Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators, and (ii) the US Questionnaire, the Subscriber is representing and warranting that the Subscriber is an “accredited investor” as defined in Regulation D under the 1933 Act.

6.2           In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.             Representations and Warranties will be Relied Upon by the Issuers

7.1           The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuers and their legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.             Legending and Registration of Securities

8.1           If the Subscriber is a resident of Canada, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.”

8.2           The Subscriber hereby acknowledges and agrees to the Issuers making a notation on their records or giving instructions to their registrar and transfer agent in order to implement the restrictions on transfer set forth and described in this Agreement.

9.             Resale Restrictions

9.1           The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and the United States and may not be traded in Canada or the United States except as permitted by the applicable federal, state and provincial securities laws and the rules made thereunder.

10.           Collection of Personal Information

10.1          The Subscriber acknowledges and consents to the fact that the Issuers are collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuers to (a) stock exchanges or securities regulatory authorities, (b) the Issuers’ registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuers, all as may be required by the Issuers in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Issuers may deliver to any securities commission having jurisdiction over the Issuers, the Subscriber or this subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuers owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuers and the date of distribution of the Securities,

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086

11.            Costs

11.1           The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

12.           Governing Law

12.1          This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

13.           Currency

13.1          Any reference to currency in this Agreement is to the currency of the United States unless otherwise indicated.

14.           Survival

14.1          This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15.           Assignment

15.1          This Agreement is not transferable or assignable.

16.           Severability

16.1          The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17.           Entire Agreement

17.1          Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuers or by anyone else.

18.           Notices

18.1          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 10 of this Agreement and notices to the Issuers shall be directed to it at the address of the Issuers set forth on page 1 of this Agreement.

19.             Counterparts and Electronic Means

19.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

20.             Exhibits

20.1           The exhibits attached hereto form part of this Agreement.

21.            Indemnity

21.1           The Subscriber will indemnify and hold harmless the Issuers and, where applicable, their directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Issuers in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuers in connection therewith.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Issuers.

ACCEPTANCE

The Issuers hereby accept the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement as of the ______ day of December, 2013.

NAKED BRAND GROUP INC.

Per:
Authorized Signatory

NAKED INC.

Per:
Authorized Signatory

EXHIBIT “A”

CANADIAN INVESTOR QUESTIONNAIRE

TO:	NAKED BRAND GROUP INC. and
NAKED INC.
(collectively, the “Issuers”)

RE:	Purchase of Convertible Notes (the “Securities”)

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuers to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Securities as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Securities, the Subscriber hereby represents, warrants and certifies to the Issuers that the Subscriber:

(i)

is purchasing the Securities as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta	[ ] New Brunswick	[ ] Prince Edward Island

[ ] British Columbia	[ ] Nova Scotia	[ ] Quebec

[ ] Manitoba	[ ] Ontario	[ ] Saskatchewan

[ ] Newfoundland and Labrador

[ ] United States: ____________________________________(List State of Residence)

or

(B)	[ ] is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Securities.

In connection with the purchase of the Securities of the Issuers, the Subscriber hereby represents, warrants, covenants and certifies that:

(a)

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada; and

(b)

______ the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criteria (YOU MUST ALSO INITIAL OR PLACE A CHECK- MARK ON THE APPROPRIATE LINE BELOW).

[ ]	(a)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(b)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),

[ ]	(c)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

[ ]	(d)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[ ]	(e)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[ ]	(f)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (f),

[ ]	(g)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

[ ]	(h)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

[ ]	(i)	a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

[ ]	(j)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

[ ]	(k)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

[ ]	(l)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,

[ ]	(m)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

[ ]	(n)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ]	(o)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuers of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _____ day of December, 2013.

Print Name of Subscriber (or person signing as agent)

By:
Signature

Title

EXHIBIT “B”

U.S. INVESTOR QUESTIONNAIRE

TO:	NAKED BRAND GROUP INC. and
NAKED INC.
(collectively, the “Issuers”)

RE:	Purchase of Convertible Notes (the “Securities”)

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuers to which this Exhibit B is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Securities as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Securities, the Subscriber hereby represents, warrants and certifies to the Issuers that the Subscriber satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

________________	an individual whose individual net worth, or joint net worth with such individual’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of an individual’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are acquired, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing;

________________	an individual who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

________________	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000;

________________	a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

________________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

________________	a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

________________	an entity in which all of the equity owners falls into one or more of the categories set forth above (please indicate which category or categories are applicable).

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuers of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _____ day of December, 2013.

Print Name of Subscriber (or person signing as agent)

By:
Signature

Title

EXHIBIT “C”

FORM OF PROMISSORY NOTE